General Addendum

Form Serial Number: [redacted]

Regarding the Contract/Agreement(Form Serial Number [redacted]), dated (month) *5/20/2022* (day) *5/20/2022*, (year) *5/20/2022*, between Buyer/Lessee, [redacted], and Seller/Lessor, [redacted]

(the "Property"), the undersigned Buyer/Lesee and Seller/Lessor, in consideration for the covenants, agreements and promises made below and other good and valuable consideration, receipt and sufficiency being acknowledged, agree as follows:

[redacted]

[redacted]

This General Addendum, upon its execution by both parties, incorporates by reference all provisions of the above-referenced Contract/Agreement not expressly modified herein. This General Addendum may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same. Electronic signatures shall be deemed original signatures and shall be binding upon the parties.

EXPIRATION: This General Addendum shall not be effective unless signed by Buyer/Lessee and Seller/Lessor on or before (month) 7/6/2022 (day) 7/6/2022, (year) 7/6/2022, at 6 ☐ (a.m.) ☒ (p.m.).

THIS IS A LEGALLY BINDING AGREEMENT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS® ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNIQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN ALTERED. DO NOT SIGN THIS FORM IF IT WAS PREPARED AFTER DECEMBER 31, 2022.

FORM SERIAL NUMBER: [redacted]

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL E [redacted] SEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV.

The above General Addendum is executed on
(month) ________ (day) ______, (year) ______, at ______ ☐ (a.m.) ☐ (p.m.).

____
Selling Firm

Signature: ____________________

Printed Name: ____________________
Principal or Executive Broker

Signature: ____________________

Printed Name: ____________________
Selling Agent

Signature: ____________________

Printed Name: ____________________
Buyer/Lessee

Signature: ____________________

Printed Name: ____________________
Buyer/Lessee

The above General Addendum is executed on
(month) 7/5/22 (day) 7/5/22, (year) 7/5/22, at 5 ☐ (a.m.) ☒ (p.m.).

[redacted]
Listing Firm

Signature: [redacted]

Printed Name: [redacted]
Principal or Executive Broker

Signature: [redacted]

Printed Name: [redacted]
Listing Agent

Signature: [redacted]

Printed Name: [redacted]
Seller/Lessor

Signature: [redacted]

Printed Name: [redacted]
Seller/Lessor

[redacted]